APPLICATION TO IL ANNUITY AND INSURANCE COMPANY
A Member of the Indianapolis Life Group of Companies
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                                         IL Annuity and Insurance Company [LOGO]
                                                               THE VISIONARY(TM)
                                                                         COMPANY

IL Annuity Service Center
400 West Market Street 11th Floor
Louisville, KY 40202
Telephone: 888-232-6486

(Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.)

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CWA:                                    POLICY NUMBER:
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A. ANNUITANT

Last Name                  First Name                          Middle or Initial
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Residence Address              City                State     Zip       County
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Issue Age  Sex   Birth Date   Birth State  Social Security Number   Phone Number
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                   /  /                                             (   )
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Joint Annuitant's Last Name        First Name                  Middle or Initial
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Residence Address              City                State     Zip       County
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Issue Age  Sex   Birth Date   Birth State  Social Security Number   Phone Number
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                   /  /                                             (   )
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B. OWNER

Owner's Last Name (if other than Annuitant)    First Name   Middle or Initial     Relationship to Annuitant
-----------------------------------------------------------------------------------------------------------

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Joint Owner's Last Name (if any)               First Name   Middle or Initial     Relationship to Annuitant
-----------------------------------------------------------------------------------------------------------

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
Address                        City                State     Zip       County
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Owner's Date of Birth         Sex       Social Security or Tax ID Number
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Joint Owner's Date of Birth   Sex       Social Security or Tax ID Number
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Primary Beneficiary for Death Benefit (Print full name, date of birth, relationship and date of trust, if applicable)
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Contingent Beneficiary
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VIS-CHOICE-97  R03/00                                                Page 1 of 4

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C. REPLACEMENT INFORMATION (COMPLETION OF THIS SECTION IS REQUIRED)

Is the annuity applied for intended to replace or change another annuity or life insurance policy? |_| Yes |_| No

Company Name:                             Policy Number:
-------------------------------------     --------------------------------------

Company Name:                             Policy Number:
-------------------------------------     --------------------------------------
        (if required, replacement forms must accompany this application)

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D. CHOICE SELECTIONS (COMPLETION OF THIS SECTION IS REQUIRED)

I.    WITHDRAWAL CHARGE CHOICE:

      A. |_| Date of Issue Withdrawal
             Charge Option

      B. |_| Date of Premium
             Payment Withdrawal
             Option

II. IF INITIAL PREMIUM IS $100,000 OR MORE, PLEASE ELECT ONE OF THE FOLLOWING FREE WITHDRAWAL CHOICES:

      A. |_| Cumulative 10% Option

      B. |_| Earnings Option

III.  DEATH/LIVING BENEFITS:

      A. |_| Guaranteed Living
             Benefit Option

      B. |_| Enhanced Death
             Benefit Option

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E. PLAN TYPE

|_| NON-QUALIFIED  |_| QUALIFIED (complete below)

|_| IRA Tax Year:______ |_| IRA Rollover               |_| IRA Transfer
|_| SEP                 |_| Simple IRA                 |_| Roth IRA
|_| 403(b)              |_| 401(a) Type:______________ |_| 401(k)     |_| HR-10
|_| Other:_____________

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F. SUBSEQUENT BILLING INFORMATION (IF ANY)

----------------------------------------    ------------------------------------
Payor (if other than owner)                 Premium Amount To Be Billed

Premiums Payable: |_| Single Premium    |_| Annual    |_| Semi-Annual
                  |_| Quarterly    |_| Monthly

Billing Form:     |_| EFT    |_| Premium Notice    |_| List Bill
                  |_| Other:______________

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G. PREMIUM ALLOCATION

In those states where we must return premium payments, we will place the money you allocated to a variable account into the Money Market variable account for a 15-day period following the date on which we credit the initial premium payment to your Contract.

IL ANNUITY AND INSURANCE COMPANY
_____% Fixed Account

ALGER AMERICAN FAMILY OF FUNDS
_____% Midcap Growth Portfolio
_____% Small Capitalization Portfolio

FIDELITY VIP AND VIP FUND II
_____% Asset Manager Portfolio
_____% Contrafund Portfolio
_____% Index 500 Portfolio
_____% Investment Grade Bond Portfolio
_____% Equity-Income Portfolio
_____% Growth Portfolio
_____% Money Market Portfolio

NEUBERGER BERMAN
_____% AMT Mid-Cap Portfolio
_____% AMT Socially Responsive Portfolio

OCC ACCUMULATION TRUST
_____% Managed Portfolio
_____% Small Cap Portfolio

ROYCE CAPITAL FUND
_____% Micro-Cap Portfolio

PIMCO
_____% High Yield Portfolio
_____% Real Return Portfolio
_____% Stocks Plus Portfolio

SAFECO RESOURCE SERIES TRUST
_____% Equity Portfolio
_____% Growth Portfolio

SOGEN VARIABLE FUNDS, INC.
_____% Overseas Variable Portfolio

T. ROWE PRICE
_____% Limited-Term Bond Portfolio
_____% International Stock Portfolio

VAN ECK WORLDWIDE INSURANCE TRUST
_____% Worldwide Hard Assets Portfolio

Expected Initial Premium Amount: $___________ 100% TOTAL PREMIUM ALLOCATION


VIS-CHOICE-97 R03/00                                                 Page 2 of 4

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H. AUTOMATIC ACCOUNT REBALANCING (WILL REDUCE THE GUARANTEED LIVING BENEFIT, IF
   ELECTED.)

Allocations are based on the current premium allocation:  |_| Yes  |_| No

If yes, Automatic Account rebalancing mode:  |_| Monthly  |_| Quarterly
                                             |_| Semi-Annually  |_| Annually

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I. DOLLAR COST AVERAGING (WILL REDUCE THE GUARANTEED LIVING BENEFIT, IF ELECTED)

|_| Transfer from:_______ Transfer amount: ($ or %)________ beginning on________
     Portfolio (if Fixed Account, maximum is 20% per year)                Date

|_| MONTHLY  |_| QUARTERLY TO:

 Portfolio      Amount or Percentage        Portfolio      Amount or Percentage

------------  -------------------------  --------------  -----------------------

------------  -------------------------  --------------  -----------------------

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J. INTEREST SWEEP FROM FIXED ACCOUNT (QUARTERLY ONLY)

|_| PLEASE TRANSFER INTEREST EARNED IN MY FIXED ACCOUNT TO:

 Portfolio      Amount or Percentage        Portfolio      Amount or Percentage

------------  -------------------------  --------------  -----------------------

------------  -------------------------  --------------  -----------------------

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K. TELEPHONE TRANSFER AUTHORIZATION

|_| I (we) hereby authorize and direct IL Annuity and Insurance Company to accept telephone instructions from any person who can furnish proper identification to make transfers among Fixed and Variable Accounts, change the premium allocation of future investments; and change interest sweep, automatic account balancing, or dollar-cost averaging options. I (we) agree to hold harmless and indemnify IL Annuity and Insurance Company, IL Securities, Inc., and their affiliates, and their directors, trustees, officers, employees and agents from any losses arising from such instructions.


VIS-CHOICE-97 R03/00                                                 Page 3 of 4

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L. ACKNOWLEDGEMENT

By signing below, the owner understands that:

A. THE ANNUITY VALUE MAY INCREASE OR DECREASE DEPENDING ON THE CONTRACT'S INVESTMENT RESULTS;

B.    THE MINIMUM CASH VALUE OF THE VARIABLE ACCOUNTS IS NOT GUARANTEED;

C. This annuity is a long term commitment to meet insurance and financial goals;

D. The variable annuity applied for is not unsuitable for the owner's insurance investment objectives, financial situation and needs; and

E.    The Owner acknowledges receipt of the most recent prospectus.

NOTICE: The Owner agrees that all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any of IL Annuity's rights or requirements. If IL Annuity makes a change in the space designated "Do not write in this space" in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract; however, any material changes must be accepted in writing by the Owner.

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                      TAXPAYER IDENTIFICATION NUMBER (TIN)

Enter your taxpayer identification number or social security number_____________

CERTIFICATION--Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and;

2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
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The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

I have read and understand the Acknowledgement and Notice. |_| Please send Statements of Additional Information.

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M. SIGNATURES

Dated at _________________________________ this __________ day of _________________________ , __________ .
                (city and state)                                            (month)             (year)

________________________________________________    ______________________________________________________
Signature of Proposed Annuitant                     Signature of Joint Annuitant (if applicable)

________________________________________________    ______________________________________________________
Signature of Owner (if other than annuitant)        Signature of Joint Owner (if applicable)

________________________________________________    ______________________________________________________
Signature of Registered Representative              Printed Name of Broker-Dealer

________________________________________________    ______________________________________________________
Printed Name of Registered Representative           Registered Representative Number

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REGISTERED REPRESENTATIVE/AGENT CERTIFICATION

By signing this application, the Registered Representative/Agent certifies that:

A. The questions contained in this application were asked of the Owner and the answers duly recorded, that this application is complete and true to the best of my knowledge and belief; and

B. I am an NASD registered representative and am state licensed for variable annuity contracts where this application is written and delivered; and

C. To the best of my knowledge and belief, the annuity applied for |_| does |_| does not involve replacement of life insurance or annuities. If replacement is involved, submit Replacement Statement(s) if required.

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DO NOT WRITE IN THIS SPACE.
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Please send this application to:

Regular and Overnight Mail:    IL Annuity and Insurance Co.
                               400 West Market Street
                               11th Floor
                               Louisville, KY 40202


VIS-CHOICE-97 R03/00                                                 Page 4 of 4